UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number      811-02631
Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)
103 Bellevue Parkway
Wilmington, DE 19809

(Address of principal executive offices) (Zip code)
Edward J. Roach
Chestnut Street Exchange Fund
103 Bellevue Parkway
Wilmington, DE 19809

(Name and address of agent for service)
Registrant’s telephone number, including area code: (302) 791-1112
Date of fiscal year end: December 31
Date of reporting period: September 30, 2008
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
David R. Wilmerding, Jr.
     Chairman
November 5, 2008
Fellow Partner:
     Our Fund earned $6.05 per share of net investment income in the nine months ended September 30, 2008, compared to $5.66 per share in the same period of 2007. Net investment income increased by $99,523 and was applicable to a reduced number of partnership shares.
     After providing for the $1.85 per share distributed to partners of record on September 29, 2008, the net asset value per partnership share on September 30, 2008 was $338.01. The net asset value per share on June 30, 2008, our last report date, was $341.79, and the value on September 30, 2007 was $415.95.
     Securities deleted from the portfolio in the third quarter, either by sale or by distribution in redemption of Fund shares, were American International Group, Inc., Fannie Mae and Wachovia Corporation.
     Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser’s Report.
     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT

Market Review	Third Quarter 2008
     The global credit crisis has its roots in the collapse of the U.S. residential housing sector, and therefore, the United States has taken significant action to unlock the credit markets and to restore liquidity to the banking system. Investor attention has been focused particularly on the newly enacted TARP and the recent actions of global central banks. While exact details of how the TARP will work are still being determined, the U.S. Treasury expects that the government’s purchase of some bad debt held by banks will prompt other buyers to re-enter this market, creating additional demand. It is hoped that the government will eventually be able to re-sell these assets back into the open market at a profit. In addition, as part of the program, the U.S. government recently announced that it will purchase equity stakes in the banking system, following the lead of the UK government. This move by the U.S. government is a dramatic development that we believe may eventually help unlock the credit markets.
     Recent actions taken by the Fed and other central banks may have just as significant an impact as the TARP in terms of unfreezing credit markets. First, the Fed greatly expanded its Term Auction Facility, which allows the Fed to issue short-term loans at a rate below the discount rate. Second, TARP legislation included a provision that allows the Fed, for the first time in history, to pay interest on its reserve balances, helping the Fed to expand its balance sheet and stabilize overnight interest rates. Third, the Fed announced that it would begin lending money directly to nonfinancial corporations by purchasing commercial paper issued by them through its new CPFF program. Last, the Fed, in conjunction with the European Central Bank, the Bank of England, and the Swiss National Bank, announced that it will begin providing unlimited dollar funding under its swap facilities. Together, the actions taken by the Fed effectively doubled the size of its balance sheet, granting it increased flexibility to encourage lending across financial markets. It is too early to tell, however, when or whether these actions will have the desired effects.
     From a performance standpoint, U.S. equities experienced continued high levels of volatility as they trended downward through the third quarter. From a capitalization standpoint, small caps have continued to outperform their larger-cap counterparts, whose performance can be attributed to some extent to several collapses of mega-cap companies. Regarding styles, growth stocks underperformed value stocks in the third quarter and are now trailing on a year-to-date basis. From a sector perspective, there were some noticeable aberrations from the pattern that dominated in the first half of the year. U.S. financial stocks were one of the few sectors to enjoy positive performance in the third quarter as they benefited from some of the “mini rallies” that occurred throughout the period, while energy stocks experienced a particularly difficult quarter amid the downturn in commodities prices. On a year-to-date basis, however, energy is still among the market leaders while financials trail.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Portfolio Review
     After bouncing around during July and August, the U.S. equity market unraveled amidst a global financial crisis during September, producing very poor quarterly results. The government bailout of Fannie Mae and Freddie Mac, the failure of several large and previously distinguished financial institutions, and the associated lockup in the credit markets dominated investor attention and accelerated expectations of an economic recession. The fear of global recession combined with forced deleveraging caused a sharp reversal in energy prices during the quarter. Oil, which had risen from $100/barrel to $140/barrel during the second quarter almost broke $90 during September before settling at $100 at the end of the quarter. Natural gas prices plummeted 45% on the quarter, and we saw energy and materials stocks perform very poorly and give back all of their gains generated early in the year.
     Volatility measures reached extreme levels, and stock prices demonstrated much greater sensitivity to macro-economic and credit market developments than actual company fundamentals. Value stocks significantly outperformed growth stocks during the quarter, but both the Russell 1000 Value and Russell 1000 Growth indices find themselves firmly in bear market territory. The Chestnut Street Exchange Fund, however, was resilient in this challenging market environment. The Fund significantly outperformed the -8.4% Index return during the quarter. In a reversal from the prior quarter, security selection within financials benefited relative returns; our holdings in the sector rebounded from depressed levels as the government negotiated a “rescue package.” The portfolio’s overweight allocation to health care also benefited return comparisons, as investors sought the defensive characteristics of this sector during the quarter.
     Stock selection in the financials sector provided the largest tailwind to returns. The portfolio’s large positions in Bank of America, Wells Fargo, and JPMorgan Chase generated positive absolute returns as these stocks rebounded from the severe correction they sustained due to the crisis in the credit markets. These same holdings detracted meaningfully from performance last quarter. Additionally, we were underweight AIG—which supported relative returns as the stock almost lost all of its value.
     Health care stocks also aided return comparisons as investors looked to this defensive area of the market as a safe haven from broad market declines and a slowing economy. Our large overweight in Johnson & Johnson and Abbott Laboratories helped the portfolio significantly during the quarter. Conversely, however, Merck & Co. Inc. declined and our overweight hurt performance.
     The Fund’s investment in the energy sector outperformed the market during the quarter, in another reversal from the prior quarter. Our underweight in Chevron Corp., ConocoPhillips, and the entire energy sector boosted relative performance as commodities and commodity-related equities fell sharply due to fears of demand destruction as a result of slowing global economic activity.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Portfolio Review (continued)
     Trading activity during the quarter remained relatively light given the fund’s objective of limiting capital gains. In order to meet redemptions in kind, we slightly reduced our allocation to Bank of America and American Express. We believe that slightly smaller position sizes in these companies are warranted in this challenging environment for financial companies. We also sold AIG and Wachovia given the enormous troubles that these businesses faced, and we were able to generate solid returns from our financials positioning during the quarter. The portfolio continues to be highly diversified, with the largest weightings in the health care, industrials, and financials sectors. Relative to the S&P 500, the largest overweight is in health care, with the largest underweight coming in consumer discretionary.
     Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Actual portfolios may differ as a result of account size, client imposed investment restrictions, the timing of client investment, and market, economic, and individual company considerations, among other things. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.
BlackRock Capital Management, Inc.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
PERFORMANCE SUMMARY
As of September 30, 2008
(Unaudited)

	Chestnut Street	S&P 500	DJIA
	Exchange Fund	Index	Index
3rd Quarter, 2008	-0.56%	-8.36%	-3.71%
1 Year	-16.84%	-21.96%	-19.84%
3 Years *	9.29%	0.67%	10.41%
5 Years *	23.98%	28.68%	31.43%
10 Years *	33.35%	35.22%	70.06%
Inception (12/29/76)
Annualized *	11.42%	11.19%	11.56%
Cumulative	3,033.81%	2,802.00%	3,125.46%
     The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the quoted performance data. Please call (302) 791-1112 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
     Results of index performance are presented for general comparative purposes.
BlackRock Capital Management, Inc.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
STATEMENT OF NET ASSETS
September 30, 2008
(Unaudited)

	Shares	Value
COMMON STOCKS—98.9%
BASICS—4.6%
Air Products & Chemicals, Inc.	100,609	$6,890,710
Cabot Corp.	86,032	2,734,097
Cabot Microelectronics Corp.*	42,373	1,359,326

		10,984,133

CAPITAL EQUIPMENT—7.5%
Emerson Electric Co.	181,112	7,387,558
General Electric Co.	364,049	9,283,250
Pitney Bowes, Inc.	39,154	1,302,262

		17,973,070

CONSUMER CYCLICALS—9.4%
3M Co.	144,103	9,843,676
Citadel Broadcasting Corp.*	9,916	7,735
Comcast Corp., — Class A	149,743	2,939,455
Procter & Gamble Co.	85,100	5,930,619
Walt Disney Co. (The)	129,129	3,962,969

		22,684,454

ENERGY—9.4%
BP PLC ADR	41,979	2,106,086
Exxon Mobil Corp.	147,227	11,433,649
Schlumberger, Ltd.	114,584	8,947,865

		22,487,600

FINANCIAL—18.0%
American Express Co.	98,525	3,490,741
Ameriprise Financial, Inc.	22,266	850,561
Bank of America Corp.	316,782	11,087,370
JPMorgan Chase & Co.	140,310	6,552,477
Moody’s Corp.	85,983	2,923,422
Wachovia Corp.	20,537	71,880
Wells Fargo & Co.	482,629	18,113,066

		43,089,517

HEALTH CARE—22.9%
Abbott Laboratories	231,254	13,315,605
Baxter International, Inc.	64,986	4,265,031
Hospira, Inc.*	23,125	883,375
IMS Health, Inc.	74,542	1,409,589
Johnson & Johnson	301,631	20,896,996
Medco Health Solutions, Inc.*	91,862	4,133,790
Merck & Company, Inc.	318,880	10,063,853

		54,968,239

RETAIL—1.2%
Safeway, Inc.	44,558	1,056,916
Wal-Mart Stores, Inc.	31,500	1,886,535

		2,943,451

STAPLES—5.9%
Altria Group, Inc.	18,000	357,120
Coca-Cola Co. (The)	164,147	8,680,093
Hanesbrands, Inc.*	5,688	123,714
Kraft Foods, Inc., — Class A	12,456	407,934
PepsiCo, Inc.	43,600	3,107,372
Philip Morris International, Inc.	18,000	865,800
Sara Lee Corp.	45,506	574,741

		14,116,774

TECHNOLOGY—11.5%
Hewlett-Packard Co.	57,923	2,678,359
Intel Corp.	776,785	14,549,183
International Business Machines Corp.	39,708	4,644,248
Microsoft Corp.	139,643	3,727,072
Motorola, Inc.	273,453	1,952,454

		27,551,316

TRANSPORTATION—6.6%
Burlington Northern Santa Fe Corp.	113,572	10,497,460
Union Pacific Corp.	75,844	5,397,059

		15,894,519

UTILITIES—1.9%
FairPoint Communications, Inc.	2,713	23,522
Verizon Communications, Inc.	143,830	4,615,504

		4,639,026

Total Common Stocks
(Cost: $39,265,337)		237,332,099

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
STATEMENT OF NET ASSETS (Concluded)
(Unaudited)

	Par	Value
SHORT-TERM OBLIGATIONS—1.4%
Federal Home Loan Bank 10/01/08 0.10%	$200,000	$200,000
Federal Home Loan Bank 11/04/08 2.07%	3,200,000	3,193,744

Total Short-Term Obligations
(Cost: $3,393,744)		3,393,744

TOTAL INVESTMENT IN SECURITIES (Cost: $42,659,081)**	100.3%	$240,725,843
Other assets in excess of liabilities	0.2%	574,089
Distribution payable	(0.5%)	(1,312,992)
Capital shares repurchased	(0.0%)	(4,658)
Payable to:
Investment Adviser	(0.0%)	(69,073)
Managing General Partners	(0.0%)	(11,354)
Custodian	(0.0%)	(2,530)
Transfer Agent	(0.0%)	(6,911)

NET ASSETS (Applicable to 709,712 partnership shares outstanding)	100.0%	$239,892,414

Net Asset Value per share		$338.01

Net assets applicable to shares owned by: Limited partners (709,618 shares)		$239,860,831
Managing general partners (94 shares)		31,583

Total net assets		$239,892,414

*	Non-income producing.

**	The cost of investments for federal income tax purposes at September 30, 2008 was $38,639,122. The unrealized appreciation (an excess of value over cost) was $202,687,607 and the unrealized depreciation was ($600,886). The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.
For information regarding the Fund’s policy for valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual report.
FAS 157 DISCLOSURE
     The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

		Other
	Investments	Financial
Valuation Inputs	in Securities	Instruments
Level 1 — Quoted Prices	$237,332,099	$—
Level 2 — Other Significant Observable Inputs	3,393,744	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$240,725,843	$—

MANAGING GENERAL PARTNERS
Richard C. Caldwell
Gordon L. Keen, Jr.
Edward J. Roach
Langhorne B. Smith
David R. Wilmerding, Jr.
INVESTMENT ADVISERS
BlackRock Capital Management, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809
TRANSFER AGENT
PNC Global Investment
Servicing (U.S.) Inc.
P.O. Box 8950
Wilmington, Delaware 19899
(800) 852-4750
Third Quarter Report
September 30, 2008
(Unaudited)
Chestnut Street Exchange Fund
103 Bellevue Parkway
Wilmington, Delaware 19809
(302) 791-1112
Edward J. Roach, President & Treasurer

Item 2.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Edward J. Roach Edward J. Roach, President & Treasurer
(Principal Executive Officer & Principal Financial Officer)
Date October 23, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Edward J. Roach Edward J. Roach, President & Treasurer
(Principal Executive Officer & Principal Financial Officer)
Date October 23, 2008

*	Print the name and title of each signing officer under his or her signature.